EXHIBIT 99.1


FOR IMMEDIATE RELEASE:

                    "ADVANCED COMMUNICATIONS TECHNOLOGIES, INC. ANNOUNCES
                 FAVORABLE COURT DECISION IN LITIGATION AGAINST
                              ACT-AUSTRALIA AND ROGER MAY"

NEW YORK, NY, August 27, 2002, Advanced Communications Technologies, Inc. (OTCBB:ADVC) ("ACT" or the "Company") announces that on Friday, August 23, 2002, the Supreme Court of Victoria at Melbourne, Australia handed down its rulings and order on the issues pending currently before the court in the litigation initiated by the Company in January against Advanced Communications Technologies (Australia) Pty Ltd ("ACT Australia") and Roger May (collectively, the "Defendants") regarding the Company's rights as a shareholder of ACT Australia and as ACT Australia's exclusive licensee for SpectruCell in North, Central and South America (the "Exclusive Territory").

Although ACT Australia is currently "in administration" (i.e., in a bankruptcy-type proceeding) in Australia under which all legal actions against ACT Australia are stayed by operation of law, the Company and ACT Australia stipulated that the court could render its decision on these important matters and the court agreed to do so.

The main issues pending before the court were whether the existing injunctions which the Company had against the Defendants should be continued in effect until the trial of the case was held and, if extended, whether they should be expanded.


The Company's existing temporary injunctions against the Defendants prohibited them from (i) taking any action to divest or transfer the Company's shares in ACT Australia; (ii) taking any action based on ACT Australia's purported termination of the Company's SpectruCell License Agreement; and (iii) taking any action to sell, supply or distribute SpectruCell in the Exclusive Territory.


The Company requested the court to keep the existing injunctions in place pending trial on the merits and to expand them to (i) prohibit the Defendants from conducting any MARKETING activities as to SpectruCell (in addition to selling, supplying and distributing activities) in the Exclusive Territory which the Defendants maintained they had the right to do; and (ii) include within the definition of the "product" for purposes of the prohibited activities as to SpectruCell, the military applications of SpectruCell, which the Defendants had tried to exclude from the License Agreement.


The court ruled in favor of the Company on all points.

"We couldn't be more pleased with these rulings" said Wayne I. Danson, ACT's President and CFO." Danson continued, "This not only protects our ownership interest in ACT Australia, but safeguards the Company's exclusive rights under the License Agreement to market and distribute SpectruCell in both the commercial and military marketplaces in North, South and Central America. Under the court's ruling, even ACT-Australia is prohibited from marketing SpectruCell in the Exclusive Territory. We are confident that the currently unresolved issues that will enable SpectruCell to be brought to the marketplace will be resolved during the current administration process [of ACT Australia], versus a lengthy court trial".

Randall H. Prouty, the Company's Chairman stated, "I am pleased that the court recognizes the importance of the Company's contractual rights and has ruled to protect them during the litigation process." Prouty concluded, "We appreciate the ongoing support from our Board of Directors, management and other ACT supporters, and look forward to sharing more good news with our shareholders in the weeks ahead".


ABOUT ADVANCED COMMUNICATIONS TECHNOLOGIES INC.

ADVANCED COMMUNICATIONS TECHNOLOGIES INC. ("ACT") HOLDS THE EXCLUSIVE RIGHTS THROUGHOUT THE NORTH, SOUTH AND CENTRAL AMERICAN MARKETS TO SPECTRUCELL, A SOFTWARE-DEFINED RADIO (SDR) MULTIPLE PROTOCOL WIRELESS BASE STATION CONSISTING OF HARDWARE AND SOFTWARE THAT ENABLES NETWORK PROVIDERS TO INSTALL A SINGLE BASE STATION AND CONFIGURE IT TO ANY OR ALL PROTOCOLS (GSM, CDMA, UMTS, W-CDMA, ETC). SPECTRUCELL HAS BEEN, AND OTHER RELATED PRODUCTS ARE BEING DEVELOPED BY,

ADVANCED COMMUNICATIONS TECHNOLOGIES (AUSTRALIA) PTY LTD, WHICH THE COMPANY OWNS A 20% INTEREST IN.
THIS RELEASE CONTAINS 'FORWARD-LOOKING STATEMENTS' WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES ACT OF 1934. ALTHOUGH THE COMPANY BELIEVES THAT THE EXPECTATIONS REFLECTED IN SUCH STATEMENTS ARE REASONABLE, NO ASSURANCES CAN BE GIVEN THAT THEY WILL PROVE CORRECT. THE COMPANY REMAINS EXPOSED TO RISK FACTORS THAT INCLUDE THE AVAILABILITY OF FINANCING, THE OUTCOME OF LITIGATION, THE OUTCOME OF THE BANKRUPTCY FILING OF ADVANCED COMMUNICATIONS TECHNOLOGIES (AUSTRALIA) PTY LTD, TECHNICAL OR EQUIPMENT COMPLICATIONS, THE AVAILABILITY OF QUALIFIED PERSONNEL, MARKET COMPETITION, MEETING TIME CRITICAL REQUIREMENTS AND OTHERS. STATEMENTS MADE HEREIN ARE NOT A GUARANTEE OF FUTURE CORPORATE OR STOCK PERFORMANCE. THE COMPANY DOES NOT UPDATE OR REVISE ITS FORWARD-LOOKING STATEMENTS EVEN IF IT BECOMES CLEAR PROJECTED RESULTS (EXPRESSED OR IMPLIED) WILL NOT BE REALIZED.

Contact Information:
Wayne I. Danson
President and CFO
310-416-1270















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